Convertible Notes Payable (FY)	12 Months Ended
Dec. 31, 2021
Debt Disclosure [Abstract]
Convertible Notes Payable
Note 6-Convertible Notes Payable
As of December 31, 2020, Angion had convertible notes with an aggregate principal amount of $39.8 million and $1.8 million accrued interest outstanding.
Conversion of Convertible Notes Payable
In January 2021, Angion issued 33,978 shares of common stock upon the conversion of certain of the outstanding 2020 Notes. In connection with the IPO in February 2021, with an IPO price of $16.00 per share, the remaining outstanding convertible notes were converted into 3,636,189 shares of Angion’s common stock based on a conversion price of $11.57 per share. There were no convertible notes outstanding as of December 31, 2021.